              ASSIGNMENT OF LEASEHOLD AND SUBLEASEHOLD INTERESTS;
          AMENDMENT OF LEASE SUPPLEMENT NO. 1, EQUIPMENT SCHEDULE AND
                    WAIVER AND MODIFICATION AGREEMENT; AND
                         RELEASE OF SECURITY INTEREST



This Assignment of Leasehold and Subleasehold Interests; Amendment of Lease Supplement No. 1, Equipment Schedule and Waiver and Modification Agreement; and Release of Security Interest (this "Assignment"), dated as of October 31, 1994, is entered into by and between Rohr, Inc., a Delaware corporation ("Rohr"), State Street Bank and Trust Company of California, National Association, a national banking association, and Lynda Vogel, successor trustee to W. Jeffrey Kramer, not in an individual capacity but solely as owner trustees under a trust agreement for the benefit of General Electric Capital Corporation (State Street Trust and Bank Company of California, National Association, and Lynda Vogel are referred to collectively as the "Trustees"), and General Electric Capital Corporation ("Beneficiary").

                                   RECITALS

A. Rohr and the Trustees, as owner trustees under that certain Trust Agreement, dated as of September 14, 1992 for the benefit of Beneficiary, are parties to the following agreements:

     (1) Lease Agreement, dated as of September 14, 1992, including Lease Supplement No. 1 thereto (such supplement is referred to herein as the "Supplement"; collectively, such Lease Agreement and the Supplement are referred to herein as the "Lease");

     (2) Sublease Agreement, dated as of September 14, 1992, as amended to date, including the Equipment Schedule thereto (such equipment schedule is referred to herein as the "Schedule"; collectively, such Sublease Agreement and the Schedule are referred to herein as the "Sublease");

     (3) Waiver and Modification Agreement, dated as of July 9, 1993, pursuant to which Rohr agreed to pay certain amounts to Beneficiary in connection with certain assignments of its beneficial interest in a trust (the "Waiver Agreement"); and

     (4) Security Agreement, dated as of July 9, 1993, pursuant to which Rohr granted a security interest in certain collateral to the Trustees (the "Security Agreement").

B.   Rohr and Beneficiary desire that the Trustees:

     (1) assign their rights and obligations under the Lease and the Sublease solely with respect to certain equipment to Rohr;

     (2)  agree to amend the Waiver Agreement by deleting Section 5 thereof; and

     (3) release the security interest granted to them pursuant to the Security Agreement.

                                   AGREEMENT

NOW, THEREFORE, Rohr, the Trustees and Beneficiary agree as follows:

1.   Assignment of Rights under the Lease.  The Trustees and Beneficiary
     ------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Lease solely with respect to the items of equipment identified on Exhibit A hereto (the "Assigned Equipment"), provided, however, such assignment
                                             --------  -------
shall not affect the rights and obligations of the Trustees, Beneficiary and Rohr with respect to the equipment that will remain leased to the Trustees under the Lease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date (as defined in Section 10 below) and (b) for periods on and after such date to the extent the Lease provides that such rights and obligations shall survive termination of the Lease.

2.   Assignment of Rights under the Sublease.  The Trustees and Beneficiary
     ---------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Sublease solely with respect to the Assigned Equipment, provided,
                                                                  --------
however, such assignment shall not affect the rights and obligations of the
- -------
Trustees, Beneficiary and Rohr with respect to the equipment that will remain subleased to Rohr under the Sublease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date and (b) for periods on and after such date to the extent the Sublease provides that such rights and obligations shall survive termination of the Sublease.

3.   AS-IS, WHERE-IS Basis.  The assignments set forth in Sections 1 and 2
     ---------------------
hereof are made on an AS-IS, WHERE-IS basis with no recourse to or warranty by the Trustees or Beneficiary except that each of Beneficiary and the Trustees warrants that it has not sold, assigned or transferred to any party any portion of the rights granted to it in, to or under the Lease or the Sublease and has not granted any party any lien or other encumbrance in any such right.

4.   Payment to Beneficiary.  Rohr agrees to pay to Beneficiary, by wire
     ----------------------
transfer of immediately available funds, Fifteen Million Six Hundred Fifteen Thousand One Hundred Ninety Six Dollars ($15,615,196.00) (representing the Capitalized Sublessor's Cost of the Assigned Equipment multiplied by a Termination Value of 98.500%), plus applicable sales tax, if any.

5.   Amendment of Supplement.  On and after the Effective Date, the Supplement
     -----------------------
is amended as follows:

     (a) Annex A to the Supplement is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

6.   Amendment of Schedule.  On and after the Effective Date, the Schedule is
     ---------------------
amended as follows:

     (a)  the Capitalized Sublessor's Cost identified in Section B.2 of the
     Schedule is amended from $28,169,157.00 to $12,316,166.00; such lesser amount (i) represents the Capitalized Sublessor's Cost of the equipment which will remain subleased to Rohr under the Sublease immediately after the Effective Date and (ii) shall be used for calculating Basic Term Rent under the Sublease for rentals due on and after the Effective Date;

     (b) Section C.1 of the Schedule is amended by deleting therefrom the words "having a Capitalized Sublessor's Cost of $28,110,457.00";

     (c) Section C.2 of the Schedule is amended by deleting therefrom the words ", having a Capitalized Sublessor's Cost of $58,700.00"; and

     (d) Annex A to the Schedule is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

7.   Amendment of Waiver Agreement.  On and after the Effective Date, the
     -----------------------------
Waiver Agreement is amended by deleting Section 5 thereof in its entirety.

8.   Termination of Security Agreement and Release of Security Interest.  The
     ------------------------------------------------------------------
Security Agreement, and all of the rights and obligations of the parties under such agreement, are hereby terminated. The Trustees release the security interest granted to them by the Security Agreement.

9.   Limited Waiver.  With respect to this Assignment only, the parties hereto
     --------------
waive the provisions of Section 5.3 of the Lease and Section XIII(a) of the Sublease to the extent they are inconsistent with the terms hereof. Such waiver is limited to the matters expressly provided in this paragraph and, except as expressly provided in this paragraph, shall not be deemed to waive any other provision of the Lease or the Sublease or to serve as a waiver of any other matter. The assignments agreed to herein are limited to the matters provided for in this Assignment and shall not extend to the equipment remaining leased to the Trustees under the Lease and subleased to Rohr under the Sublease. Except as otherwise provided for herein, the Lease and the Sublease, as in effect immediately prior to the Effective Date, remain unmodified and in full force and effect.

10.  Conditions to Effectiveness.  This Assignment shall become effective on
     ---------------------------
the date (the "Effective Date") on which all of the following shall have occurred:

     (a) this Assignment shall have been executed and delivered by Rohr, each of the Trustees and Beneficiary;

     (b) Rohr, the Trustees, as trustees under another trust agreement, and ELLCO Leasing Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (c) Rohr, the Trustees, as trustees under another trust agreement, and JCB Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (d) Rohr, the Trustees, as trustees under another trust agreement, and Sanwa General Equipment Leasing, a division of Sanwa Business Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (e) Rohr shall have paid Beneficiary the amount required by Section 4 hereof; and

     (f) the Trustees shall have executed and delivered to Rohr a letter to Wells Fargo Bank, N.A. substantially in the form attached to this Assignment as Exhibit C.

Within fourteen days after the Effective Date, the Trustees:

     (i) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, terminating the security interest granted to the Trustees under the Security Agreement; and

     (ii) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, releasing any security interests of the Trustees in the Assigned Equipment.

11.  Jury Trial Waiver.  EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY
     -----------------
WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS ASSIGNMENT, ANY DEALINGS AMONG ANY OF THEM RELATING TO THE SUBJECT MATTER HEREOF, AND/OR THE RELATIONSHIP AMONG THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS ASSIGNMENT. IN THE EVENT OF LITIGATION, THIS ASSIGNMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.  Direction to Trustees.  Beneficiary hereby joins in this Assignment to
     ---------------------
acknowledge its consent to the terms and provisions hereof and to direct the Trustees to enter into this Assignment and all other agreements, instruments and documents to be executed in connection herewith in their capacity as owner trustees.

13.  Expenses.  Rohr agrees to pay all reasonable costs and expenses of the
     --------
Trustees and Beneficiary in connection with the preparation, execution, delivery and enforcement of this Assignment and all other agreements, instruments and documents executed in connection herewith.

14.  Further Assurances.  Each of the parties hereto agrees that at any time
     ------------------
it shall execute and deliver all further instruments and documents, and take all further action, in order to effectuate or otherwise document the transactions contemplated hereby or otherwise implement the intention of the parties under this Assignment, as any of the parties hereto and their successors and assigns reasonably may request.

15.  Modifications.  NO VARIATION OR MODIFICATION OF THIS ASSIGNMENT OR ANY
     -------------
WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

16.  Multiple Counterparts.  This Assignment may be executed in two or more
     ---------------------
counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives as of the date first above written.


Rohr, Inc.                                     State Street Bank and Trust
                                               Company of California, National
                                               Association, not in its
By: /s/ L. A. Chapman                          individual capacity but solely
    ----------------------                     as Corporate Trustee
Name:  Laurence A. Chapman
Title: Senior Vice President
       and Chief Financial
       Officer                                 By: /s/ Lynda A. Vogel
                                                   ----------------------
                                               Name:  Lynda A. Vogel
                                               Title: Senior Vice President


General Electric Capital
Corporation
                                               /s/Lynda A. Vogel
                                               ----------------------------
                                               Lynda A. Vogel,
By: /s/ Ronald F. Carapezzi                    not in her individual capacity,
    ----------------------                     but solely in her capacity as
Name:  Ronald F. Carapezzi                     Individual Trustee
Title: Region Manager

              ASSIGNMENT OF LEASEHOLD AND SUBLEASEHOLD INTERESTS;
          AMENDMENT OF LEASE SUPPLEMENT NO. 1, EQUIPMENT SCHEDULE AND
                    WAIVER AND MODIFICATION AGREEMENT; AND
                         RELEASE OF SECURITY INTEREST



This Assignment of Leasehold and Subleasehold Interests; Amendment of Lease Supplement No. 1, Equipment Schedule and Waiver and Modification Agreement; and Release of Security Interest (this "Assignment"), dated as of October 31, 1994, is entered into by and between Rohr, Inc., a Delaware corporation ("Rohr"), State Street Bank and Trust Company of California, National Association, a national banking association, and Lynda Vogel, successor trustee to W. Jeffrey Kramer, not in an individual capacity but solely as owner trustees under a trust agreement for the benefit of Sanwa General Equipment Leasing, a division of Sanwa Business Credit Corporation (State Street Trust and Bank Company of California, National Association, and Lynda Vogel are referred to collectively as the "Trustees"), and Sanwa General Equipment Leasing, a division of Sanwa Business Credit Corporation ("Beneficiary").

                                   RECITALS

A. Rohr and the Trustees, as owner trustees under that certain Trust Agreement, dated as of September 14, 1992 for the benefit of Beneficiary, are parties to the following agreements:

     (1) Lease Agreement, dated as of September 14, 1992, including Lease Supplement No. 1 thereto (such supplement is referred to herein as the "Supplement"; collectively, such Lease Agreement and the Supplement are referred to herein as the "Lease");

     (2) Sublease Agreement, dated as of September 14, 1992, as amended to date, including the Equipment Schedule thereto (such equipment schedule is referred to herein as the "Schedule"; collectively, such Sublease Agreement and the Schedule are referred to herein as the "Sublease");

     (3) Waiver and Modification Agreement, dated as of July 9, 1993, pursuant to which Rohr agreed to pay certain amounts to Beneficiary in connection with certain assignments of its beneficial interest in a trust (the "Waiver Agreement"); and

     (4) Security Agreement, dated as of July 9, 1993, pursuant to which Rohr granted a security interest in certain collateral to the Trustees (the "Security Agreement").

B.   Rohr and Beneficiary desire that the Trustees:

     (1) assign their rights and obligations under the Lease and the Sublease solely with respect to certain equipment to Rohr;

     (2)  agree to amend the Waiver Agreement by deleting Section 5 thereof; and

     (3) release the security interest granted to them pursuant to the Security Agreement.

                                   AGREEMENT

NOW, THEREFORE, Rohr, the Trustees and Beneficiary agree as follows:

1.   Assignment of Rights under the Lease.  The Trustees and Beneficiary
     ------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Lease solely with respect to the items of equipment identified on Exhibit A hereto (the "Assigned Equipment"), provided, however, such assignment
                                             --------  -------
shall not affect the rights and obligations of the Trustees, Beneficiary and Rohr with respect to the equipment that will remain leased to the Trustees under the Lease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date (as defined in Section 10 below) and (b) for periods on and after such date to the extent the Lease provides that such rights and obligations shall survive termination of the Lease.

2.   Assignment of Rights under the Sublease.  The Trustees and Beneficiary
     ---------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Sublease solely with respect to the Assigned Equipment, provided,
                                                                  --------
however, such assignment shall not affect the rights and obligations of the
- -------
Trustees, Beneficiary and Rohr with respect to the equipment that will remain subleased to Rohr under the Sublease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date and (b) for periods on and after such date to the extent the Sublease provides that such rights and obligations shall survive termination of the Sublease.

3.   AS-IS, WHERE-IS Basis.  The assignments set forth in Sections 1 and 2
     ---------------------
hereof are made on an AS-IS, WHERE-IS basis with no recourse to or warranty by the Trustees or Beneficiary except that each of Beneficiary and the Trustees warrants that it has not sold, assigned or transferred to any party any portion of the rights granted to it in, to or under the Lease or the Sublease and has not granted any party any lien or other encumbrance in any such right except as provided in that certain Sublease Intercreditor Agreement, dated as of December 31, 1993, between Beneficiary and General Equipment Capital Corporation ("GE

Capital"). GE Capital joins in this Assignment to consent to the terms hereof. Beneficiary and GE Capital agree that the Sublease Intercreditor Agreement will continue in effect with respect to the Sublease, as the Sublease is modified pursuant to this Assignment.

4.   Payment to Beneficiary.  Rohr agrees to pay to Beneficiary, by wire
     ----------------------
transfer of immediately available funds, Two Million Six Hundred Fifty Four Thousand One Hundred Sixty Seven Dollars ($2,654,167.00) (representing the Capitalized Sublessor's Cost of the Assigned Equipment multiplied by a Termination Value of 98.500%), plus applicable sales tax, if any.

5.   Amendment of Supplement.  On and after the Effective Date, the Supplement
     -----------------------
is amended as follows:

     (a) Annex A to the Supplement is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

6.   Amendment of Schedule.  On and after the Effective Date, the Schedule is
     ---------------------
amended as follows:

     (a)  the Capitalized Sublessor's Cost identified in Section B.2 of the
     Schedule is amended from $9,784,294.00 to $7,089,708.00; such lesser amount
     (i) represents the Capitalized Sublessor's Cost of the equipment which will remain subleased to Rohr under the Sublease immediately after the Effective Date and (ii) shall be used for calculating Basic Term Rent under the Sublease for rentals due on and after the Effective Date;

     (b) Section C.1 of the Schedule is amended by deleting therefrom the words "having a Capitalized Sublessor's Cost of $9,458,994.00";

     (c) Section C.2 of the Schedule is amended by deleting therefrom the words ", having a Capitalized Sublessor's Cost of $325,300.00"; and

     (d) Annex A to the Schedule is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

7.   Amendment of Waiver Agreement.  On and after the Effective Date, the
     -----------------------------
Waiver Agreement is amended by deleting Section 5 thereof in its entirety.

8.   Termination of Security Agreement and Release of Security Interest.  The
     ------------------------------------------------------------------
Security Agreement, and all of the rights and obligations of the parties under such agreement, are hereby terminated. The Trustees release the security interest granted to them by the Security Agreement.

9.   Limited Waiver.  With respect to this Assignment only, the parties hereto
     --------------
waive the provisions of Section 5.3 of the Lease and Section XIII(a) of the Sublease to the extent they are inconsistent with the terms hereof. Such waiver is limited to the matters expressly provided in this paragraph and, except as expressly provided in this paragraph, shall not be deemed to waive any other provision of the Lease or the Sublease or to serve as a waiver of any other matter. The assignments agreed to herein are limited to the matters provided for in this Assignment and shall not extend to the equipment remaining leased to the Trustees under the Lease and subleased to Rohr under the Sublease. Except as otherwise provided for herein, the Lease and the Sublease, as in effect immediately prior to the Effective Date, remain unmodified and in full force and effect.

10.  Conditions to Effectiveness.  This Assignment shall become effective on
     ---------------------------
the date (the "Effective Date") on which all of the following shall have occurred:

     (a) this Assignment shall have been executed and delivered by Rohr, each of the Trustees and Beneficiary;

     (b) Rohr, the Trustees, as trustees under another trust agreement, and ELLCO Leasing Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (c) Rohr, the Trustees, as trustees under another trust agreement, and JCB Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (d) Rohr, the Trustees, as trustees under another trust agreement, and General Electric Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (e) Rohr shall have paid Beneficiary the amount required by Section 4 hereof; and

     (f) the Trustees shall have executed and delivered to Rohr a letter to Wells Fargo Bank, N.A. substantially in the form attached to this Assignment as Exhibit C.

Within fourteen days after the Effective Date, the Trustees:

     (i) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, terminating the security interest granted to the Trustees under the Security Agreement; and

     (ii) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, releasing any security interests of the Trustees in the Assigned Equipment.

11.  Jury Trial Waiver.  EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY
     -----------------
WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS ASSIGNMENT, ANY DEALINGS AMONG ANY OF THEM RELATING TO THE SUBJECT MATTER HEREOF, AND/OR THE RELATIONSHIP AMONG THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS ASSIGNMENT. IN THE EVENT OF LITIGATION, THIS ASSIGNMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.  Direction to Trustees.  Beneficiary hereby joins in this Assignment to
     ---------------------
acknowledge its consent to the terms and provisions hereof and to direct the Trustees to enter into this Assignment and all other agreements, instruments and documents to be executed in connection herewith in their capacity as owner trustees.

13.  Expenses.  Rohr agrees to pay all reasonable costs and expenses of the
     --------
Trustees and Beneficiary in connection with the preparation, execution, delivery and enforcement of this Assignment and all other agreements, instruments and documents executed in connection herewith.

14.  Further Assurances.  Each of the parties hereto agrees that at any time
     ------------------
it shall execute and deliver all further instruments and documents, and take all further action, in order to effectuate or otherwise document the transactions contemplated hereby or otherwise implement the intention of the parties under this Assignment, as any of the parties hereto and their successors and assigns reasonably may request.

15.  Modifications.  NO VARIATION OR MODIFICATION OF THIS ASSIGNMENT OR ANY
     -------------
WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

16.  Multiple Counterparts.  This Assignment may be executed in two or more
     ---------------------
counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives as of the date first above written.


Rohr, Inc.                                  State Street Bank and Trust
                                            Company of California, National
By: /s/ L. A. Chapman                       Association, not in its
    -----------------------                 individual capacity but solely
Name:  Laurence A. Chapman                  as Corporate Trustee
Title: Senior Vice President
       and Chief Financial
       Officer                              By: /s/ Lynda A. Vogel
                                                -----------------------
                                            Name:  Lynda A. Vogel
                                            Title: Senior Vice President
Sanwa General Equipment
Leasing, a division of Sanwa
Business Credit Corporation                 /s/ Lynda A. Vogel
                                            ---------------------------
                                            Lynda A. Vogel,
                                            not in her individual capacity,
By: /s/ Constance W. Lancaster              but solely in her capacity as
    --------------------------              Individual Trustee
Name:  Constance W. Lancaster
Title: Vice President/Operations

General Electric Capital
Corporation


By: /s/ Ronald F. Carapezzi
    -----------------------
Name:  Ronald F. Carapezzi
Title: Region Manager

              ASSIGNMENT OF LEASEHOLD AND SUBLEASEHOLD INTERESTS;
          AMENDMENT OF LEASE SUPPLEMENT NO. 1, EQUIPMENT SCHEDULE AND
                    WAIVER AND MODIFICATION AGREEMENT; AND
                         RELEASE OF SECURITY INTEREST



This Assignment of Leasehold and Subleasehold Interests; Amendment of Lease Supplement No. 1, Equipment Schedule and Waiver and Modification Agreement; and Release of Security Interest (this "Assignment"), dated as of October 31, 1994, is entered into by and between Rohr, Inc., a Delaware corporation ("Rohr"), State Street Bank and Trust Company of California, National Association, a national banking association, and Lynda Vogel, successor trustee to W. Jeffrey Kramer, not in an individual capacity but solely as owner trustees under a trust agreement for the benefit of ELLCO Leasing Corporation (State Street Trust and Bank Company of California, National Association, and Lynda Vogel are referred to collectively as the "Trustees"), and ELLCO Leasing Corporation ("Beneficiary").

                                    RECITALS

A. Rohr and the Trustees, as owner trustees under that certain Trust Agreement, dated as of September 14, 1992 for the benefit of Beneficiary, are parties to the following agreements:

     (1) Lease Agreement, dated as of September 14, 1992, including Lease Supplement No. 1 thereto (such supplement is referred to herein as the "Supplement"; collectively, such Lease Agreement and the Supplement are referred to herein as the "Lease");

     (2) Sublease Agreement, dated as of September 14, 1992, as amended to date, including the Equipment Schedule thereto (such equipment schedule is referred to herein as the "Schedule"; collectively, such Sublease Agreement and the Schedule are referred to herein as the "Sublease");

     (3) Waiver and Modification Agreement, dated as of July 9, 1993, pursuant to which Rohr agreed to pay certain amounts to Beneficiary in connection with certain assignments of its beneficial interest in a trust (the "Waiver Agreement"); and

     (4) Security Agreement, dated as of July 9, 1993, pursuant to which Rohr granted a security interest in certain collateral to the Trustees (the "Security Agreement").

B.   Rohr and Beneficiary desire that the Trustees:

     (1) assign their rights and obligations under the Lease and the Sublease solely with respect to certain equipment to Rohr;

     (2)  agree to amend the Waiver Agreement by deleting Section 5 thereof;
     and

     (3) release the security interest granted to them pursuant to the Security Agreement.

                                   AGREEMENT

NOW, THEREFORE, Rohr, the Trustees and Beneficiary agree as follows:

1.   Assignment of Rights under the Lease.  The Trustees and Beneficiary
     ------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Lease solely with respect to the items of equipment identified on Exhibit A hereto (the "Assigned Equipment"), provided, however, such assignment
                                             --------  -------
shall not affect the rights and obligations of the Trustees, Beneficiary and Rohr with respect to the equipment that will remain leased to the Trustees under the Lease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date (as defined in Section 10 below) and (b) for periods on and after such date to the extent the Lease provides that such rights and obligations shall survive termination of the Lease.

2.   Assignment of Rights under the Sublease.  The Trustees and Beneficiary
     ---------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Sublease solely with respect to the Assigned Equipment, provided,
                                                                  --------
however, such assignment shall not affect the rights and obligations of the
- -------
Trustees, Beneficiary and Rohr with respect to the equipment that will remain subleased to Rohr under the Sublease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date and (b) for periods on and after such date to the extent the Sublease provides that such rights and obligations shall survive termination of the Sublease.

3.   AS-IS, WHERE-IS Basis.  The assignments set forth in Sections 1 and 2
     ---------------------
hereof are made on an AS-IS, WHERE-IS basis with no recourse to or warranty by the Trustees or Beneficiary except that each of Beneficiary and the Trustees warrants that it has not sold, assigned or transferred to any party any portion of the rights granted to it in, to or under the Lease or the Sublease and has not granted any party any lien or other encumbrance in any such right.

4.   Payment to Beneficiary.  Rohr agrees to pay to Beneficiary, by wire
     ----------------------
transfer of immediately available funds, One Million Three Hundred Thirty One Thousand Two Hundred Thirty Four Dollars ($1,331,234.00) (representing the Capitalized Sublessor's Cost of the Assigned Equipment multiplied by a Termination Value of 98.500%), plus applicable sales tax, if any.

5.   Amendment of Supplement.  On and after the Effective Date, the Supplement
     -----------------------
is amended as follows:

     (a) Annex A to the Supplement is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

6.   Amendment of Schedule.  On and after the Effective Date, the Schedule is
     ---------------------
amended as follows:

     (a)  the Capitalized Sublessor's Cost identified in Section B.2 of the
     Schedule is amended from $4,725,997.00 to $3,374,490.00; such lesser amount (i) represents the Capitalized Sublessor's Cost of the equipment which will remain subleased to Rohr under the Sublease immediately after the Effective Date and (ii) shall be used for calculating Basic Term Rent under the Sublease for rentals due on and after the Effective Date;

     (b) Section C.1 of the Schedule is amended by deleting therefrom the words "having a Capitalized Sublessor's Cost of $4,417,197.00";

     (c) Section C.2 of the Schedule is amended by deleting therefrom the words ", having a Capitalized Sublessor's Cost of $308,800.00"; and

     (d) Annex A to the Schedule is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

7.   Amendment of Waiver Agreement.  On and after the Effective Date, the
     -----------------------------
Waiver Agreement is amended by deleting Section 5 thereof in its entirety.

8.   Termination of Security Agreement and Release of Security Interest.  The
     ------------------------------------------------------------------
Security Agreement, and all of the rights and obligations of the parties under such agreement, are hereby terminated. The Trustees release the security interest granted to them by the Security Agreement.

9.   Limited Waiver.  With respect to this Assignment only, the parties hereto
     --------------
waive the provisions of Section 5.3 of the Lease and Section XIII(a) of the Sublease to the extent they are inconsistent with the terms hereof. Such waiver is limited to the matters expressly provided in this paragraph and, except as expressly provided in this paragraph, shall not be deemed to waive any other provision of the Lease or the Sublease or to serve as a waiver of any other matter. The assignments agreed to herein are limited to the matters provided for in this Assignment and shall not extend to the equipment remaining leased to the Trustees under the Lease and subleased to Rohr under the Sublease. Except as otherwise provided for herein, the Lease and the Sublease, as in effect immediately prior to the Effective Date, remain unmodified and in full force and effect.

10.  Conditions to Effectiveness.  This Assignment shall become effective on
     ---------------------------
the date (the "Effective Date") on which all of the following shall have occurred:

     (a) this Assignment shall have been executed and delivered by Rohr, each of the Trustees and Beneficiary;

     (b) Rohr, the Trustees, as trustees under another trust agreement, and General Electric Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (c) Rohr, the Trustees, as trustees under another trust agreement, and JCB Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (d) Rohr, the Trustees, as trustees under another trust agreement, and Sanwa General Equipment Leasing, a division of Sanwa Business Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (e) Rohr shall have paid Beneficiary the amount required by Section 4 hereof; and

     (f) the Trustees shall have executed and delivered to Rohr a letter to Wells Fargo Bank, N.A. substantially in the form attached to this Assignment as Exhibit C.

Within fourteen days after the Effective Date, the Trustees:

     (i) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, terminating the security interest granted to the Trustees under the Security Agreement; and

     (ii) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, releasing any security interests of the Trustees in the Assigned Equipment.

11.  Jury Trial Waiver.  EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY
     -----------------
WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS ASSIGNMENT, ANY DEALINGS AMONG ANY OF THEM RELATING TO THE SUBJECT MATTER HEREOF, AND/OR THE RELATIONSHIP AMONG THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS ASSIGNMENT. IN THE EVENT OF LITIGATION, THIS ASSIGNMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.  Direction to Trustees.  Beneficiary hereby joins in this Assignment to
     ---------------------
acknowledge its consent to the terms and provisions hereof and to direct the Trustees to enter into this Assignment and all other agreements, instruments and documents to be executed in connection herewith in their capacity as owner trustees.

13.  Expenses.  Rohr agrees to pay all reasonable costs and expenses of the
     --------
Trustees and Beneficiary in connection with the preparation, execution, delivery and enforcement of this Assignment and all other agreements, instruments and documents executed in connection herewith.

14.  Further Assurances.  Each of the parties hereto agrees that at any time
     -----------------
it shall execute and deliver all further instruments and documents, and take all further action, in order to effectuate or otherwise document the transactions contemplated hereby or otherwise implement the intention of the parties under this Assignment, as any of the parties hereto and their successors and assigns reasonably may request.

15.  Modifications.  NO VARIATION OR MODIFICATION OF THIS ASSIGNMENT OR ANY
     -------------
WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

16.  Multiple Counterparts.  This Assignment may be executed in two or more
     ---------------------
counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives as of the date first above written.



Rohr, Inc.                           State Street Bank and Trust
                                     Company of California,
                                     National Association, not in its
By:/s/ L.A. Chapman                  individual capacity but solely
   ------------------------          as Corporate Trustee
Name:  Laurence A. Chapman
Title: Senior Vice President
       and Chief Financial
       Officer                       By:/s/ Lynda A. Vogel
                                        ----------------------
                                     Name:  Lynda A. Vogel
                                     Title: Senior Vice President

ELLCO Leasing Corporation

                                     /s/ Lynda A. Vogel
                                     ------------------
By:/s/ Ronald F. Carapezzi           Lynda A. Vogel,
   -----------------------           not in her individual capacity,
Name:  Ronald F. Carapezzi           but solely in her capacity as
Title: Region Manager                Individual Trustee

              ASSIGNMENT OF LEASEHOLD AND SUBLEASEHOLD INTERESTS;
          AMENDMENT OF LEASE SUPPLEMENT NO. 1, EQUIPMENT SCHEDULE AND
                    WAIVER AND MODIFICATION AGREEMENT; AND
                         RELEASE OF SECURITY INTEREST



This Assignment of Leasehold and Subleasehold Interests; Amendment of Lease Supplement No. 1, Equipment Schedule and Waiver and Modification Agreement; and Release of Security Interest (this "Assignment"), dated as of October 31, 1994, is entered into by and between Rohr, Inc., a Delaware corporation ("Rohr"), State Street Bank and Trust Company of California, National Association, a national banking association, and Lynda Vogel, successor trustee to W. Jeffrey Kramer, not in an individual capacity but solely as owner trustees under a trust agreement for the benefit of JCB Credit Corporation (State Street Trust and Bank Company of California, National Association, and Lynda Vogel are referred to collectively as the "Trustees"), and JCB Credit Corporation ("Beneficiary").

                                   RECITALS

A. Rohr and the Trustees, as owner trustees under that certain Trust Agreement, dated as of September 14, 1992 for the benefit of Beneficiary, are parties to the following agreements:

     (1) Lease Agreement, dated as of September 14, 1992, including Lease Supplement No. 1 thereto (such supplement is referred to herein as the "Supplement"; collectively, such Lease Agreement and the Supplement are referred to herein as the "Lease");

     (2) Sublease Agreement, dated as of September 14, 1992, as amended to date, including the Equipment Schedule thereto (such equipment schedule is referred to herein as the "Schedule"; collectively, such Sublease Agreement and the Schedule are referred to herein as the "Sublease");

     (3) Waiver and Modification Agreement, dated as of July 9, 1993, pursuant to which Rohr agreed to pay certain amounts to Beneficiary in connection with certain assignments of its beneficial interest in a trust (the "Waiver Agreement"); and

     (4) Security Agreement, dated as of July 9, 1993, pursuant to which Rohr granted a security interest in certain collateral to the Trustees (the "Security Agreement").

B.   Rohr and Beneficiary desire that the Trustees:

     (1) assign their rights and obligations under the Lease and the Sublease solely with respect to certain equipment to Rohr;

     (2)   agree to amend the Waiver Agreement by deleting Section 5 thereof;
     and

     (3) release the security interest granted to them pursuant to the Security Agreement.

                                   AGREEMENT

NOW, THEREFORE, Rohr, the Trustees and Beneficiary agree as follows:

1.   Assignment of Rights under the Lease.  The Trustees and Beneficiary
     ------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Lease solely with respect to the items of equipment identified on Exhibit A hereto (the "Assigned Equipment"), provided, however, such assignment
                                             --------  -------
shall not affect the rights and obligations of the Trustees, Beneficiary and Rohr with respect to the equipment that will remain leased to the Trustees under the Lease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date (as defined in Section 10 below) and (b) for periods on and after such date to the extent the Lease provides that such rights and obligations shall survive termination of the Lease.

2.   Assignment of Rights under the Sublease.  The Trustees and Beneficiary
     ---------------------------------------
assign to Rohr all of the rights and obligations granted to them in, to and under the Sublease solely with respect to the Assigned Equipment, provided,
                                                                  --------
however, such assignment shall not affect the rights and obligations of the
- -------
Trustees, Beneficiary and Rohr with respect to the equipment that will remain subleased to Rohr under the Sublease and, with respect to the Assigned Equipment, such assignment shall not affect the rights and obligations of such parties (a) for periods up to the Effective Date and (b) for periods on and after such date to the extent the Sublease provides that such rights and obligations shall survive termination of the Sublease.

3.   AS-IS, WHERE-IS Basis.  The assignments set forth in Sections 1 and 2
     ---------------------
hereof are made on an AS-IS, WHERE-IS basis with no recourse to or warranty by the Trustees or Beneficiary except that each of Beneficiary and the Trustees warrants that it has not sold, assigned or transferred to any party any portion of the rights granted to it in, to or under the Lease or the Sublease and has not granted any party any lien or other encumbrance in any such right.

4.   Payment to Beneficiary.  Rohr agrees to pay to Beneficiary, by wire
     ----------------------
transfer of immediately available funds, Two Million One Hundred Eighty One Thousand Six Hundred Seventy Four Dollars ($2,181,674.00) (representing the Capitalized Sublessor's Cost of the Assigned Equipment multiplied by a Termination Value of 98.500%), plus applicable sales tax, if any.

5.   Amendment of Supplement.  On and after the Effective Date, the Supplement
     -----------------------
is amended as follows:

     (a) Annex A to the Supplement is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

6.   Amendment of Schedule.  On and after the Effective Date, the Schedule is
     ---------------------
amended as follows:

     (a)   the Capitalized Sublessor's Cost identified in Section B.2 of the
     Schedule is amended from $4,972,135.00 to $2,757,238.00; such lesser amount
     (i) represents the Capitalized Sublessor's Cost of the equipment which will remain subleased to Rohr under the Sublease immediately after the Effective Date and (ii) shall be used for calculating Basic Term Rent under the Sublease for rentals due on and after the Effective Date;

     (b) Section C.1 of the Schedule is amended by deleting therefrom the words "having a Capitalized Sublessor's Cost of $4,608,335.00";

     (c) Section C.2 of the Schedule is amended by deleting therefrom the words ", having a Capitalized Sublessor's Cost of $363,800.00"; and

     (d) Annex A to the Schedule is amended in its entirety to read as set forth in the form of Annex A attached to this Assignment as Exhibit B.

7.   Amendment of Waiver Agreement.  On and after the Effective Date, the
     -----------------------------
Waiver Agreement is amended by deleting Section 5 thereof in its entirety.

8.   Termination of Security Agreement and Release of Security Interest.  The
     ------------------------------------------------------------------
Security Agreement, and all of the rights and obligations of the parties under such agreement, are hereby terminated. The Trustees release the security interest granted to them by the Security Agreement.

9.   Limited Waiver.  With respect to this Assignment only, the parties hereto
     --------------
waive the provisions of Section 5.3 of the Lease and Section XIII(a) of the Sublease to the extent they are inconsistent with the terms hereof. Such waiver is limited to the matters expressly provided in this paragraph and, except as expressly provided in this paragraph, shall not be deemed to waive any other provision of the Lease or the Sublease or to serve as a waiver of any other matter. The assignments agreed to herein are limited to the matters provided for in this Assignment and shall not extend to the equipment remaining leased to the Trustees under the Lease and subleased to Rohr under the Sublease. Except as otherwise provided for herein, the Lease and the Sublease, as in effect immediately prior to the Effective Date, remain unmodified and in full force and effect.

10.  Conditions to Effectiveness.  This Assignment shall become effective on
     ---------------------------
the date (the "Effective Date") on which all of the following shall have occurred:

     (a) this Assignment shall have been executed and delivered by Rohr, each of the Trustees and Beneficiary;

     (b) Rohr, the Trustees, as trustees under another trust agreement, and ELLCO Leasing Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (c) Rohr, the Trustees, as trustees under another trust agreement, and General Electric Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (d) Rohr, the Trustees, as trustees under another trust agreement, and Sanwa General Equipment Leasing, a division of Sanwa Business Credit Corporation shall have executed and delivered an assignment substantially identical to this Assignment;

     (e) Rohr shall have paid Beneficiary the amount required by Section 4 hereof; and

     (f) the Trustees shall have executed and delivered to Rohr a letter to Wells Fargo Bank, N.A. substantially in the form attached to this Assignment as Exhibit C.

Within fourteen days after the Effective Date, the Trustees:

     (i) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, terminating the security interest granted to the Trustees under the Security Agreement; and

     (ii) shall execute and deliver to Rohr UCC-2 financing statements, in form and substance satisfactory to Rohr, releasing any security interests of the Trustees in the Assigned Equipment.

11.  Jury Trial Waiver.  EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY
     -----------------
WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS ASSIGNMENT, ANY DEALINGS AMONG ANY OF THEM RELATING TO THE SUBJECT MATTER HEREOF, AND/OR THE RELATIONSHIP AMONG THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS ASSIGNMENT. IN THE EVENT OF LITIGATION, THIS ASSIGNMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.  Direction to Trustees.  Beneficiary hereby joins in this Assignment to
     ---------------------
acknowledge its consent to the terms and provisions hereof and to direct the Trustees to enter into this Assignment and all other agreements, instruments and documents to be executed in connection herewith in their capacity as owner trustees.

13.  Expenses.  Rohr agrees to pay all reasonable costs and expenses of the
     --------
Trustees and Beneficiary in connection with the preparation, execution, delivery and enforcement of this Assignment and all other agreements, instruments and documents executed in connection herewith.

14.  Further Assurances.  Each of the parties hereto agrees that at any time
     ------------------
it shall execute and deliver all further instruments and documents, and take all further action, in order to effectuate or otherwise document the transactions contemplated hereby or otherwise implement the intention of the parties under this Assignment, as any of the parties hereto and their successors and assigns reasonably may request.

15.  Modifications.  NO VARIATION OR MODIFICATION OF THIS ASSIGNMENT OR ANY
     -------------
WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

16.  Multiple Counterparts.  This Assignment may be executed in two or more
     ---------------------
counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives as of the date first above written.


Rohr, Inc.                          State Street Bank and Trust
                                    Company of California, National
                                    Association, not in its individual
By:/s/ L.A. Chapman                 capacity but solely as Corporate Trustee
   -----------------------
Name:  Laurence A. Chapman
Title: Senior Vice President
       and Chief Financial
       Officer                      By:/s/ Lynda A. Vogel
                                       ------------------------
                                    Name:  Lynda A. Vogel
                                    Title: Senior Vice President
JCB Credit Corporation

                                    /s/ Lynda A. Vogel
By:/s/ T. F. Fanelli                ---------------------------
   ---------------------            Lynda A. Vogel,
Name:  T. F. Fanelli                not in her individual capacity,
Title: Mgr Operations               but solely in her capacity as
                                    Individual Trustee